                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         July 14, 1999
                                                 ---------------------------





                              LADD FURNITURE, INC.
             (Exact name of registrant as specified in its charter)





      North Carolina                   0-11577                56-1311320
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
     (State or other                (Commission            (I.R.S. Employer
      jurisdiction                  File Number)          Identification No.)
    of Incorporation)
=======================================================================================



 4620 Grandover Parkway, P.O. Box 26777, Greensboro, North Carolina        27417-6777
=======================================================================================

            (Address of principal executive offices)                       (Zip Code)
=======================================================================================



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (336) 294-5233
                                                   -------------------------



         (Former name or former address, if changed since last report.)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.


ITEM 5.  OTHER EVENTS.

         On July 14, 1999, the Registrant issued a press release reporting its 1999 second quarter results of operations. The press release is attached hereto as Exhibit 99.1 and the supplemental financial data submitted to stock analysts is attached as Exhibit 99.2.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a)       Exhibits

                  99.1     Press Release dated July 14, 1999.

                  99.2 Supplemental Financial Data submitted to stock analysts dated July 14, 1999.


                                       2
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ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             LADD FURNITURE, INC.



Date:  July 15, 1999         By:/s/William S. Creekmuir
                                ---------------------------------------
                                   William S. Creekmuir


                             Title:  Executive Vice President, Chief Financial
                                      Officer, Treasurer and Secretary